                    SUBORDINATION AND INTERCREDITOR AGREEMENT

                                     BETWEEN

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                       AND

                            PRIME GROUP REALTY, L.P.

                               CONTINENTAL TOWERS

                            ROLLING MEADOWS, ILLINOIS

                                  MAY 14, 1998

                                TABLE OF CONTENTS

                                                                            PAGE

1. Defined Terms.............................................................  1
2. Subordination.............................................................  1
3. Payments on Junior Indebtedness...........................................  1
4. Distributions Held in Trust...............................................  2
5. Lock Box Distributions....................................................  2
6. Payoff Obligation.........................................................  4
7. Reset.....................................................................  4
8. Purchase Option...........................................................  5
9. Intentionally Omitted.....................................................  5
10. Blocked Accounts Agreement...............................................  5
11. Tenant Estoppels and SNDAs...............................................  5
12. Insurance................................................................  5
13. Reporting................................................................  6
14. Management...............................................................  6
15. Release of Parcels.......................................................  6
16. Capital Loans and Capital Improvements...................................  7
17. Events of Default........................................................  7
18. Remedies.................................................................  9
19. Default Interest; Administrative Costs; Protective Advances;
    Collection Costs.........................................................  9
20. Performance by Prime; Waiver of Subrogation.............................. 10
21. Standstill............................................................... 11
22. Enforcement Interference by Prime........................................ 11
23. Consent by Prime......................................................... 12
24. Waivers.................................................................. 12
25. Priority of Payments, Distributions...................................... 13
26. Additional Covenants of Prime............................................ 14
27. Representations of Prime................................................. 16
28. Senior Lender Representations............................................ 17
29. Nature of Relationship................................................... 18
30. Governing Law............................................................ 18
31. Notice................................................................... 18
32. Waiver................................................................... 20
33. Binding Agreement........................................................ 20
34. Construction............................................................. 20
35. Severability............................................................. 20
36. Counterparts............................................................. 21
37. No Other Agreements...................................................... 21
38. Time of the Essence...................................................... 21
39. Rule of Construction..................................................... 21
40. Saturday, Sunday or Legal Holiday........................................ 21
41. Amendments............................................................... 21
42. No Third Party Beneficiaries; No Relationship............................ 22
43. Exhibits................................................................. 22
44. Jury Waiver; Venue....................................................... 22
45. Assignment............................................................... 22
46. Attorneys' Fees.......................................................... 23
47. Prime Exculpation........................................................ 23
48. Senior Lender Exculpation................................................ 23

SCHEDULES AND EXHIBITS
----------------------

SCHEDULE 1              DEFINED TERMS
EXHIBIT 7               RESET RECOURSE LIABILITY
EXHIBIT 15              PRELIMINARY SITE PLAN
EXHIBIT 1-43            JUNIOR LOAN DOCUMENTS
EXHIBIT 1-67            PROPERTY
EXHIBIT 1-90            SENIOR LOAN DOCUMENTS

                    SUBORDINATION AND INTERCREDITOR AGREEMENT

              HIS SUBORDINATION AND INTERCREDITOR AGREEMENT is made as of May 14, 1998 among CONNECTICUT GENERAL LIFE INSURANCE COMPANY, a Connecticut corporation, ("SENIOR LENDER"), and PRIME GROUP REALTY, L.P., a Delaware limited partnership ("PRIME").

                                    RECITALS:

              Prime is the holder of the Junior Loan Documents which evidence the Junior Loan and which encumber the Property. Simultaneously with the execution and delivery hereof, Senior Lender has made the Senior Loan to Borrower which Senior Loan is evidenced and secured by the Senior Loan Documents which also encumber the Property. This Agreement is entered into to evidence the subordination of the Junior Loan and the Junior Loan Documents to the Senior Loan and the Senior Loan Documents, to set forth the relative rights of the holders thereof and to evidence additional agreements between the holders.

              Therefore, the parties agree as follows:

1.       DEFINED TERMS.
         --------------

              In addition to the terms defined elsewhere in this Agreement and the Exhibits hereto, certain terms shall have the meanings ascribed to such terms in SCHEDULE 1 attached hereto.

2.       SUBORDINATION.
         --------------

              2.1. Prime hereby subordinates and does hereby declare to be subordinate the Junior Loan Documents, the Junior Loan and the Junior Indebtedness to the Senior Loan Documents, the Senior Loan and the Senior Loan Indebtedness. The security interests of Prime in the Collateral are hereby made subject and subordinate in all respects to the security interests of Senior Lender in the Collateral. Prime agrees that it does not have nor will it assert any lien or security interest in or against the Lock Box Accounts or the partnership interests in Beneficiary.

              2.2.      This   Agreement  is  a  Subordination  Agreement  under
Section 510 of the United States Bankruptcy Code.

3.       PAYMENTS ON JUNIOR INDEBTEDNESS.
         --------------------------------

              Notwithstanding any provision contained herein to the contrary, as long as no Senior Default exists with respect to the payment when due of any principal, interest, prepayment premium or any other amount payable to Senior Lender by Borrower or Beneficiary under the Senior Loan Documents, and as long as no Senior Event of Default has occurred and is continuing, Prime shall have the right to receive payments due under the Junior Loan Documents to the extent, but only to the extent, cash is available for such payments under the terms of the Blocked Accounts Agreement ("PERMITTED PAYMENTS"). Prime agrees that it will not accept or demand any payments (by acceleration, set-off or otherwise) with respect to the Prime Indebtedness other than the Permitted Payments. If a Senior

Event of Default or such monetary Senior Default occurs and is continuing, Prime shall not be entitled and shall not accept any payment or prepayments (whether by acceleration, set-off or otherwise) on the Junior Indebtedness, such payments to be held and distributed, if received, in accordance with Section 4.

4.       DISTRIBUTIONS HELD IN TRUST.
         ----------------------------

                  If Prime shall receive any payment or distribution from or for the account of Borrower or Beneficiary or any cash or other proceeds of the Collateral, other than a Permitted Payment, Prime shall hold the same in trust, as trustee, for the benefit of Senior Lender and shall promptly deliver the same to the Lock Box Account or as otherwise directed by Senior Lender, for the benefit of Senior Lender in precisely the form received (except for the endorsement or assignment thereof by Prime without recourse or warranty). In the event Prime fails to make any such endorsement or assignment, Senior Lender, or any of its officers or employees, is hereby irrevocably authorized to make the same.

5.       LOCK BOX DISTRIBUTIONS.
         -----------------------

              5.1.      DISTRIBUTIONS PRIOR TO SENIOR ACCELERATION.
                        -------------------------------------------

              (a) Prior to the occurrence of a Senior Acceleration, all funds deposited in the Lock Box Account from time to time and all other revenues of the Property, including all Rents as defined in the Lock Box Agreement, all Gross Revenues other than Special Service Payments and all Net Proceeds and TIA Periodic Payments (collectively "FUNDS"), shall be distributed as provided in Section 2.3 of the Lock Box Agreement. The Applied Amount shall, until the occurrence of an Event of Default hereunder, be distributed as follows and in the following order of priority:

                        (i) To Senior Lender, any unpaid Monthly Secondary Payments due in prior months and any outstanding Default Charges.

                        (ii) To  Senior Lender,  any unreimbursed Administrative
              Costs and Protective Advances.

                        (iii)To Senior  Lender,  the amount of $73,989.41  (each
              a "MONTHLY SECONDARY PAYMENT") in payment of the balance of the Scheduled Payment due in such month remaining after payment to Senior Lender of the Minimum Payment.

                        (iv) To  Lock  Box  Bank,  the deposits due in each such
              month under the terms of the Blocked Accounts Agreement.

                        (v) To Prime, the balance on account of the Junior Indebtedness.

              (b) Prime shall cause to be deposited in the Lock Box Account all Funds which are received by Prime or any of its Affiliates. Prime will cause to be deposited in the Property Management Account all Special Service Payments which are received by Prime or any of its Affiliates. So long as an Affiliate of Prime is the Manager, Prime will not permit any withdrawal from the Property Management Account except as permitted by the Management Agreement.

              5.2. DISTRIBUTION FOLLOWING EVENT OF DEFAULT OR SENIOR
                   ACCELERATION.
                   -------------------------------------------------

              (a) Following an Event of Default and so long as no Senior Acceleration has occurred, all Funds theretofore deposited and as and when deposited thereafter into the Lock Box Account or otherwise collected by Senior Lender shall be applied in accordance with and in the order of priority set forth in Section 2 of the Lock Box Agreement with the Applied Amounts to be applied to any one or more of the following (to the extent not paid with distributions under Section 2.3(b)(i)-(vii) of the Lock Box Agreement) and in such order as Senior Lender may determine in its absolute discretion: any Operating Expenses of the Property; any required deposits under the Blocked Accounts Agreements; payment of re-leasing costs and capital expenditures of whatever nature not funded from any remaining funds in the Blocked Accounts; any Default Charges, any Deferred Payments; accrued and unpaid Prime Interest, including Deferred Interest; Outstanding Principal; Prepayment Premium; and any other component of Senior Indebtedness.

              (b) Following a Senior Acceleration, all Funds theretofore deposited and as and when deposited thereafter into the Lock Box Account or otherwise collected by Senior Lender shall be applied upon the sole direction of Senior Lender to any one or more of the following in such order as Senior Lender may determine in its absolute discretion: current or past Operating Expenses; any required deposits under the Blocked Accounts Agreements; payment of real estate taxes, re-leasing costs and capital expenditures of whatever nature not funded from any remaining funds in the Lock Box Accounts or Blocked Accounts; Default Charges; accrued and unpaid Interest, including
         Deferred Interest; Outstanding Principal; Prepayment Premium; and any other component of Senior Indebtedness.

              5.3. SENIOR LENDER NOTICES.
                   ----------------------

                   Senior Lender shall give such Senior Lender Notices under and as defined in the Lock Box Agreement as may be required to effect the distributions described in Sections 5.1 and 5.2 above.

6.       PAYOFF OBLIGATION.
         ------------------

         On January 5, 2013 ("FINAL PAYOFF DATE") or such earlier date as provided in this Agreement, Prime will pay off the Senior Indebtedness by paying to Senior Lender by Wire Transfer an amount equal to the Payoff Amount (without Prepayment Premium), upon receipt of which Senior Lender will perform the Release Actions.

7.       RESET.
         ------

         On a date which is between one hundred forty (140) and one hundred sixty (160) days prior to the Reset/Payoff Date, Senior Lender will, by written notice to Prime (the "RESET NOTICE"), effective on the Reset/Payoff Date and continuing for the balance of the Term (the portion of the Term commencing on the Reset/Payoff Date being the "RESET PERIOD"): (a) reset the Interest Rate (the "RESET INTEREST RATE"), (b) establish an underwriting fee payable on the Reset/Payoff Date, (c) reset the amortization schedule (the "RESET AMORTIZATION SCHEDULE"), (d) calculate and set forth the Reset Scheduled Payment and the Reset Secondary Payment Amount and (e) set forth any other modifications of the payment terms of the Senior Note (the terms set forth in the Reset Notice being the "RESET TERMS"). If Senior Lender fails to give the Reset Notice on a timely basis, the only consequence shall be that the Reset/Payoff Date shall be postponed to the date which is one hundred forty (140) days following the giving of a late Reset Notice. Senior Lender shall be free to quote such Interest Rate, underwriting fees, amortization schedule, Closed Period, Prepayment Premium and such other terms and conditions applicable to the Reset Period as Senior Lender may determine in its absolute discretion (except that Senior Lender may not change the formula for calculation of the Reset Secondary Payment Amount). Prime will advise Senior Lender, by written notice (the "RESET RESPONSE"), given within sixty (60) days following receipt of the Reset Notice, whether Prime accepts or rejects the Reset Terms. Failure by Prime to give a timely Reset Response shall be deemed a rejection of the Reset Terms. If the Reset Terms are so accepted, Senior Lender will prepare within thirty (30) days thereafter, and Senior Lender and Prime will promptly execute, a modification or modifications of this Intercreditor Agreement and the Prime Documents in accordance with
EXHIBIT 7 attached hereto and otherwise as Senior Lender and Prime deem necessary to reflect the Reset Terms. Senior Lender shall also prepare an appropriate amendment to the Senior Loan Documents (the "RESET AMENDMENT") and tender it to Borrower for execution, provided that the refusal or other failure of Borrower to execute such amendment shall not affect, as between Senior Lender and Prime, Senior Lender's right to receive interest and debt service based upon the Reset Terms. Accordingly, the Secondary Payment Amount shall be reset to reflect the Reset Terms whether or not the Senior Note is ever amended to reflect the Reset Terms. Such modification or modifications shall become effective on the Reset/Payoff Date. If the Reset Terms are so rejected or deemed rejected, Prime shall, on the Reset/Payoff Date, pay off the Senior Indebtedness by paying to Senior Lender by Wire Transfer the Payoff Amount (without Prepayment Premium), upon receipt of which Senior Lender will perform the Release Actions.

8.       PURCHASE OPTION.
         ----------------

         Prime shall have the option to purchase the Senior Loan at any time after the Closed Period upon thirty (30) days prior written notice to Senior Lender and payment to Senior Lender by Wire Transfer of the Payoff Amount plus the Prepayment Premium. Upon receipt of such payment, Senior Lender shall perform the Transfer Actions.

9.       INTENTIONALLY OMITTED.
         ----------------------

10.      BLOCKED ACCOUNTS AGREEMENT.
         ---------------------------

         Simultaneously with the execution and delivery hereof, (a) Prime, Senior Lender, and Lock Box Bank have entered into the Blocked Accounts Agreement and (b) Prime has made the initial deposits of funds pursuant thereto. Prime hereby pledges its interest in the Blocked Accounts to Senior Lender as security for its obligations under this Intercreditor Agreement and the other Prime Documents.

11.      TENANT ESTOPPELS AND SNDAs.
         ---------------------------

         To the extent that Tenant Estoppels and SNDAs from Tenants occupying 100% of the total rentable space in the Property have not been delivered to Senior Lender on the date hereof, Prime will diligently pursue the missing Tenant Estoppels and SNDAs and report on the progress thereof as requested by Senior Lender.

12.      INSURANCE.
         ----------

         Throughout the Term, so long as Prime or an Affiliate of Prime is the Manager, Prime will cause Manager to maintain policies of All Risk Replacement Cost Insurance and Agreed Amount Endorsement, flood insurance (if the Property is in an area which is considered a flood risk area by the U.S. Department of Housing and Urban Development), rent insurance in an amount not less than twelve months gross rent, comprehensive general and excess or umbrella liability insurance and such other appropriate insurance as Senior Lender may require from time to time in amounts, form, and substance satisfactory to Senior Lender, with companies acceptable to Senior Lender which have a Best's rating of at least A- (superior), Class: "X." Senior Lender shall be named additional insured under all of the aforementioned policies, and loss payees on all such policies except those pertaining to general and excess liability coverage. Prime will, so long as Prime or an Affiliate of Prime is the Manager, cause Manager to deposit original certificates, certified copies of the policies or original policies with Senior Lender with respect to all required insurance. Such policies shall not be cancelable without thirty (30) days prior written notice to JTD and Senior Lender. Replacement certificates or policies extending the term of the insurance shall be delivered to Senior Lender prior to the scheduled expiration thereof, in default of which Senior Lender may, but shall not be obligated to, acquire such insurance at Prime's cost, payable on demand. Any cost so incurred by Senior Lender shall be an Administrative Cost.

13.      REPORTING.
         ----------

         So long as the Manager is an Affiliate of Prime, Prime will cause the Manager to furnish Senior Lender the Financial Reports required by the Mortgage.

14.      MANAGEMENT.
         -----------

         The Property will be managed at all times by a property manager approved by Senior Lender pursuant to a management agreement approved by Senior Lender. Senior Lender approves Prime Group Realty Services, Inc. as the initial Manager under the Management Agreement previously submitted to and approved by

Senior Lender (the "MANAGEMENT AGREEMENT"). A change in the Manager or the Management Agreement without the consent of Senior Lender shall be an Event of Default hereunder. Any transaction which results in Manager no longer being an Affiliate of Prime shall constitute a change in the Manager.

15.      RELEASE OF PARCELS.
         -------------------

         Prime intends to cause to be developed vacant sites currently included in the Property for one or two office towers and/or one hotel generally at the locations indicated on the site plan attached hereto as EXHIBIT 15 and otherwise pursuant to a development plan to be submitted to Senior Lender for its approval (the "RELEASE PARCELS"). Senior Lender will release the Release Parcels from the lien of the Senior Loan Documents, provided (a) the developer is not Beneficiary, (b) Beneficiary does not undertake any substantive role in any such development or incur any indebtedness or other obligation in respect thereof,
(c) the development plan may include the construction of one or two parking structures generally as indicated on EXHIBIT 15, (d) Senior Lender will not unreasonably withhold or delay its approval of the development plan except that, insofar as the development plan has a material impact on the remaining Property, Senior Lender may withhold its approval in its absolute discretion, (e) prior to the release of such parcels, Senior Lender is given reasonable assurances as to the completion of all shared facilities shown on the development plan and payment of the costs thereof, (f) easements, covenants and restrictions ("EASEMENTS") relating to use, operation, maintenance, repair and replacement of shared facilities and sharing of and payment for the cost of such operation, maintenance, repair and replacement of the shared facilities are executed and recorded in form and substance reasonably acceptable to Senior Lender, (g) the released parcels will become separate tax parcels apart from the remaining Property, (h) Senior Lender and Fee Owners receive contemporaneous endorsements to their respective title policies reaffirming zoning compliance and insuring such Easements, such endorsements to be in form and substance reasonably acceptable to Senior Lender and Beneficiary, and (i) Prime pays or causes to be paid all of Senior Lender's expenses, including reasonable attorneys' fees and survey and title costs, incurred in connection therewith.

16.      CAPITAL LOANS AND CAPITAL IMPROVEMENTS.
         ---------------------------------------

                  Prime will fund as Capital Loans to Borrower under the Junior Loan Documents all amounts necessary to pay Re-Leasing Costs and Capital Costs so that Mortgagor may perform its obligations in respect thereof under the Senior Mortgage.

17.      EVENTS OF DEFAULT.
         ------------------

         Each of the following shall constitute an Event of Default under this Intercreditor Agreement:

         (a)  The occurrence of any Senior Event of Default, provided:

              (i) in the case of a Senior Event of Default which arises from a Senior Default in the making of any payment or deposit required under the Senior Loan Documents, such Senior Default has continued unremedied for five (5) days following Prime's receipt of written notice of such Senior Default (whether or not notice or the elapsing of any grace period is required under the Senior Loan Documents prior to such Senior Default becoming a Senior Event of Default); or

              (ii) in the case of a Senior Event of Default which arises from a Senior Default other than failure to make any payment or deposit required under the Senior Loan Documents, such Senior Default has continued unremedied for thirty (30) days following Prime's receipt of written notice of such Senior Default (whether or not notice or the elapsing of a longer or shorter grace period is required under the Senior Loan Documents) unless (A) such default is reasonably susceptible of cure but such cure cannot be accomplished within such thirty (30) period using reasonable commercial efforts and (B) within such thirty (30) day period (1) Prime undertakes in a written notice (the "CURE NOTICE") to cure the default within a reasonable period of time by taking such action as is described therein, (2) Prime posts such security as is reasonably required by Senior Lender to assure that such default will be cured within such period of time, (3) Prime continuously and diligently pursues such cure in compliance with the Cure Notice and such other reasonable requirements reasonably requested by Senior Lender, (4) the value of the Property or Senior Lender's interest therein is not jeopardized during the cure period and (5) Prime pays any reasonable costs (including reasonable attorneys' fees) incurred by Senior Lender in preparing and sending notices of the default, evaluating the default and the proposed cure and monitoring the cure.

         (b) The occurrence of an Event of Default under and as defined in any of the Prime Documents.

         (c) The failure of Prime to pay or make any payment, deposit, Default Charge, Administrative Cost or Protective Advance due under this Agreement or any other Prime Document within five (5) days following Senior Lender's written request to Prime for the payment thereof.

         (d) The failure of Prime to pay off the Senior Indebtedness on the Reset/Payoff Date if so required by Section 7 or, if not so required, on the Final Payoff Date.

         (e)  Any action by Prime in violation of Section 21 or 22 hereof.

         (f) The failure of Prime to perform any other obligation under this Agreement or any of the other Prime Documents and such failure continues for thirty (30) days following receipt by Prime of written notice thereof.

         (g) The untruth in any material respect of any warranty or representation made by Prime in any of the Prime Documents.

         (h) (i) The filing by or against any of either Fee Owner, Beneficiary, General Partner, or Prime of a petition under the United States Bankruptcy Code, which in the case of an involuntary petition is not dismissed within ninety (90) days; (ii) an assignment by any party for the benefit of creditors; or (iii) the appointment of a trustee, receiver or liquidator for any such party.

         (i) The transfer or encumbrance of any direct or indirect interest in the Property, General Partner, Beneficiary, the beneficial interest, either Fee Owner or Prime's interest as holder of the Junior Loan Documents by either Fee Owner, Member, General Partner, Beneficiary or Prime, provided that the foregoing shall not restrict the transfer of (i) limited partnership interests in Beneficiary, (ii) title to the Property from either Fee Owner to Beneficiary, (iii) the membership interest in General Partner to an Affiliate of Prime or an employee of Prime or of an Affiliate of Prime and the spouse of any such person, or (iv) limited partnership interests in Prime or units of beneficial interest in Prime Group Realty Trust, a Maryland real estate investment trust.

         (j) Any modification of the Junior Loan Documents without the prior written consent of Senior Lender, which consent shall not be unreasonably withheld.

         (k) The occurrence of a Management Event of Default (as defined in the Management Agreement) at any time when any Affiliate of Prime is the Manager.

18.      REMEDIES.
         ---------

         Upon the occurrence of an Event of Default under this Intercreditor Agreement, Senior Lender may exercise some or all of the following rights and remedies in any order and in any combination it may choose:

              (a) Exercise any right or remedy available under this Agreement or any of the Prime Documents.

              (b) Take any action permitted under Section 5.2(a) above or, if a Senior Acceleration has occurred, under Section 5.2(b) above.

              (c) Designate a new Manager, replace the Manager and/or modify or replace the Management Agreement.

19.      DEFAULT INTEREST; ADMINISTRATIVE COSTS; PROTECTIVE ADVANCES; COLLECTION
         COSTS.
         -----------------------------------------------------------------------

              (a) All payments or deposits due under this Agreement or any of the other Prime Documents shall bear interest at the Default Rate from the date due until paid ("DEFAULT INTEREST"). In addition, if any payment due to Senior Lender under this Agreement or any of the other Prime Documents is not paid within five (5) days following the due date thereof, Senior Lender may impose, with or without notice to Prime, a late payment fee (each, a "LATE CHARGE") equal to four percent (4%) of the amount due to cover Senior Lender's administrative expenses.

               (b) Prime will reimburse Senior Lender within five (5) days after demand for all reasonable expenses, including fees of attorneys, architects, engineers and other consultants, incurred in connection with any consent or approval sought by Prime, any Fee Owner or Beneficiary pursuant to or in connection with this Agreement, the other Prime Documents, the Senior Loan Documents or the Property (collectively "ADMINISTRATIVE COSTS"). Senior Lender may require payment of Administrative Costs as a condition precedent to giving any such consent or approval sought by Prime.

              (c) Prime shall appear in and defend any action or proceeding purporting to affect the Senior Loan Documents, Property, or the Security or the rights or powers of the Senior Lender. Prime shall pay all reasonable costs and expenses, including without limitation cost of evidence of title and reasonable attorneys' fees, in any such action or proceeding in which Senior Lender may appear. If Prime fails to perform any of the material covenants or agreements contained in this Agreement, or if any action or proceeding is commenced which may have a materially adverse effect on the Senior Loan Documents, Property or the Security or any part thereof, including, but not limited to, eminent domain, code enforcement, or proceedings of any nature whatsoever under any federal or state law, whether now existing or hereafter enacted or amended, relating to bankruptcy, insolvency, arrangement, reorganization or other form of debtor relief, or to a decedent, then Senior Lender may, but without obligation to do so and without notice to or demand upon Prime and without releasing Prime from any obligation hereunder, make such appearances, disburse such sums and take such action as Senior Lender deems necessary or appropriate to protect Senior Lender's interests, including, but not limited to, disbursement of reasonable attorneys' fees, entry upon the Property to make repairs or take other action to protect the Property or other Security, making of Necessary Capital Expenditures, and payment, purchase, contest or compromise of any mechanics lien and any other encumbrance, charge or lien which other encumbrance in the judgment of Senior Lender appears to be prior or equal in priority to the lien of the Loan Documents. Prime further agrees to pay or reimburse Senior Lender for the payment of all reasonable expenses of Senior Lender (including without limitation attorneys fees and expenses) incident to the actions of Senior Lender pursuant to this
         Section 19(c).  Any amounts disbursed by Senior Lender pursuant to this
         Section 19(c) or otherwise reimbursable by Prime ("PROTECTIVE ADVANCES") shall be payable by Prime within ten (10) days after demand. Nothing contained in this Section shall be construed to require Senior Lender to incur any expense, make any appearance, or take any other action.

              (d)  Prime  will  pay  within  ten  (10)  days  after  demand  the reasonable costs, including fees of attorneys and other consultants, incurred by Senior Lender in preparation for the exercise of and in exercising any of its remedies under or in respect of this Agreement, the Senior Loan Documents or the Property arising by reason of the occurrence of any default or Event of Default under this Agreement, any of the other Prime Documents or the Senior Loan Documents (collectively, "COLLECTION COSTS").

20.      PERFORMANCE BY PRIME; WAIVER OF SUBROGATION.
         --------------------------------------------

         Senior  Lender  shall  accept  performance  by  Prime  of  any  of  the obligations of Borrower or Beneficiary under the Senior Loan Documents, including any cure effected during any cure period provided for therein or herein. Notwithstanding any such performance by Prime of any obligations of Borrower or Beneficiary, Prime hereby absolutely and irrevocably waives, to the fullest extend permitted by applicable law, any rights it may have, by contract, at law or in equity, to be subrogated to Senior Lender's rights against Borrower or Beneficiary under the Senior Loan Documents or to Senior Lender's security interests in any of the Collateral until three hundred sixty-six (366) days following the satisfaction in full of the Senior Indebtedness. Provided Senior Lender has complied with the terms of this Agreement, Prime shall not contest any foreclosure of Senior Lender's security interests against the Collateral. Notwithstanding any provision of this Agreement, Prime agrees and acknowledges that it is not, in its capacity as creditor of Borrower and Beneficiary, a third party beneficiary of any obligations of Senior Lender under the Senior Loan Documents.

21.      STANDSTILL.
         -----------

         Prime shall not under any circumstance take any action to foreclose or otherwise enforce any of the security interests or rights under the Junior Loan Documents by reason of a default thereunder unless and until the Senior Indebtedness is paid in full, Prime acknowledging that it is fully able to protect its rights under the Junior Loan Documents by exercising its right to pay off the Senior Indebtedness (including Prepayment Premium) at any time after the Closed Period. Without limitation of the foregoing, until the Senior Indebtedness is paid in full, (i) Prime will take no action which would or may have the effect of terminating any lease of the Property by reason of such lease being subordinate to the Junior Loan Documents or otherwise, (ii) Prime will not seek the appointment of a receiver, trustee or conservator of the Property, Borrower or Beneficiary in any proceeding or otherwise and (iii) Prime will not exercise any assignment of rents contained in the Junior Loan Documents.

22.      ENFORCEMENT INTERFERENCE BY PRIME.
         ----------------------------------

              (a) Until at least three hundred sixty-six (366) days following the satisfaction in full of the Senior Indebtedness, Prime hereby covenants and agrees that it will not acquiesce, petition or otherwise invoke or cause any other Person to invoke the process of the United States of America, any state or other political subdivision thereof or any other jurisdiction, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining any Insolvency Proceeding against Borrower or Beneficiary. Prime hereby irrevocably appoints Senior Lender as Prime's agent and attorney-in-fact to vote the full amount of the Junior Indebtedness and to file any claims as the holder thereof in any Insolvency Proceeding. The Junior Loan Documents are hereby pledged to Senior Lender as security for Prime's obligations under this Agreement and the other Prime Documents. Accordingly, such irrevocable appointment of Senior Lender as agent and attorney-in-fact is a power coupled with an interest. In so voting, Senior Lender shall be entitled to vote in its own self-interest without regard to the interest of Prime. Without limitation of the foregoing, Prime shall not in any Insolvency Proceeding propose, join in, or vote in favor of, any plan of reorganization (or any provision in any such plan) that would impair (within the meaning of 11 U.S.C.ss. 1124) any claim of Senior Lender under the Senior Loan Documents or any security or collateral for the Senior Loan, including without limitation any plan (or any provision in any such plan) that would (i) extend the term of the Senior Loan, (ii) cause any reduction in the debt service or the amount of the debt owed by Borrower or Beneficiary to Senior Lender under the Senior Loan Documents or any of them, or (iii) amend or modify in any way the agreements between Prime and Senior Lender as set forth in this Agreement and the other Prime Documents.

              (b) Prime shall not institute any judicial or administrative proceeding against Senior Lender with the intent of interfering with or delaying the exercise by Senior Lender of its rights and remedies in respect of the Collateral or any part thereof or under the Senior Loan Documents or this Agreement or the other Prime Documents. Without limiting the generality of the foregoing, in the event of an Insolvency Proceeding under the United States Bankruptcy Code, Prime agrees that it will not object to or oppose any efforts by Senior Lender to obtain relief from the automatic stay under Section 362 of the United States Bankruptcy Code or to seek to cause such entity's bankruptcy estate to abandon the Property (or any portion thereof). Prime agrees that if Prime or any of its Affiliates purchases any claims of other creditors of Borrower in any Insolvency Proceeding, such claims and all security therefor will for all purposes be subject to the terms of this Agreement as if such claims were included in the Junior Loan and as if such security were included in the Junior Loan Documents.

23.      CONSENT BY PRIME.
         -----------------

         Prime hereby consents and agrees that, subject to the provisions of this Agreement and the other Prime Documents, any lawful action taken by or on behalf of Senior Lender in the exercise of Senior Lender's rights and/or remedies under the Senior Loan Documents (including, without limitation, any foreclosure or acquisition of title to the Property or any part thereof by deed in lieu of foreclosure or otherwise) are hereby deemed to be consented to and approved by Junior Lenders in all respects.

24.      WAIVERS.
         --------

         Prime hereby waives and agrees not to assert or take advantage of, to the fullest extent permitted by law:

              (a) Any right to require Senior Lender to proceed against Borrower or any other Person or to proceed against or exhaust any of the Collateral held by it at any time, or to proceed with any other remedy in Senior Lender's power before exercising any other right, or remedy under the Senior Loan Documents;

              (b) Until the Senior Indebtedness has been paid in full, any defense that may arise by reason of the incapacity, lack of authority, death or disability of, or revocation hereof by any Person or the failure of Senior Lender to file prior to any disallowance date or to enforce a claim against the estate (either in administration, bankruptcy or any other proceedings), of any Person;

              (c) Until the Senior Indebtedness has been paid in full, demand, protest and notice of any kind, except for any notice expressly required under the Prime Documents or the Senior Loan Documents, including without limiting the generality of the foregoing, notice of the evidence, creation or incurring of any new indebtedness or obligation or of any action or non-action on the part of Borrower or Senior Lender in connection with any obligation or evidence of indebtedness held by Senior Lender as collateral or in connection with any indebtedness evidenced by the Senior Loan Documents;

              (d) Any and all right to have the Property and estates comprising the Property or any other Collateral marshalled upon any foreclosure of the security interests of Senior Lender and Prime further agrees that any court having jurisdiction to foreclose such security interests may order the Collateral sold as an entirety or in any parcels or combinations thereof elected by Senior Lender.

25.      PRIORITY OF PAYMENTS, DISTRIBUTIONS.
         ------------------------------------

         In the event of any Insolvency Proceeding, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or any assignment for the benefit of creditors or any other marshalling of assets and liabilities of Borrower, the Senior Indebtedness (which term as used throughout this Agreement shall include, without any limitation, any Interest accruing after the occurrence of a Senior Event of Default whether or not such Interest is allowed as a claim in any Insolvency Proceeding) due or to become due shall first be paid in cash in full before any payment on account of principal, interest or otherwise is made upon the Junior Indebtedness, and in any such proceeding, any payment or distribution of any kind or character which may be payable or deliverable with respect to the Junior Indebtedness shall be paid or delivered directly to Senior Lender for application in payment of the Senior Indebtedness, unless and until the Senior Indebtedness shall have been paid and satisfied in full in cash. Further, Prime specifically agrees as follows:

              (a) In the event that, notwithstanding the foregoing, upon any proceeding or event described above, any payment or distribution of assets of Borrower or Beneficiary of any kind or character, whether in cash or property, shall be received by Prime before the Senior Indebtedness is paid in full in cash, such payment or distribution shall be held in trust for the benefit of Senior Lender and, unless prohibited by law or court order, shall be immediately paid over to Senior Lender for application to the payment of the Senior Indebtedness remaining unpaid until the Senior Indebtedness shall have been paid in full in cash, after giving effect to any concurrent payment or distribution with respect to the Senior Indebtedness. The provisions of this Agreement shall apply among Senior Lender and Prime, regardless of whether any of the security interests of any party hereto are held to be invalid or the priority thereof changed.

              (b) Prime shall not take or support any action to contest (i) the validity of any liens or security interests granted to Senior Lender under the Senior Loan Documents or with respect to the Collateral,
         (ii) the relative rights of Senior Lender and Prime with respect to such liens and security interests or (iii) the enforceability of this Agreement or any of the Senior Loan Documents.

              (c) The subordination provisions contained herein shall continue to be effective or be reinstated, as the case may be, until such time as the Senior Indebtedness shall be paid in full in cash; provided that if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by Senior Lender upon the insolvency, bankruptcy or reorganization of Borrower or Beneficiary or otherwise, the provisions of this Agreement shall again be operative until the Senior Indebtedness shall again be paid in full in cash, all as though such payment had not been made.

26.      ADDITIONAL COVENANTS OF PRIME.
         ------------------------------

         Prime covenants and agrees for the benefit of Senior Lender or any subsequent holder of the Senior Loan Documents, regardless of the provisions of the Junior Loan Documents, as follows:

              (a) Without limiting the generality of any other provisions of this Agreement, except as provided in this Section 26, Senior Lender may at any time and from time to time without the consent of, or notice to Prime, and without incurring responsibility to Prime, upon or without any terms or conditions and in whole or in part:

                        (1) with the written consent of Prime, change the manner or place and/or change or extend the time of payment or performance of, renew or alter, any portion of the Senior Indebtedness or any other obligations of any Person evidenced or secured by the Senior Loan Documents;

                        (2) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any Collateral;

                        (3)  exercise or refrain  from   exercising  any  rights
                   against Borrower or Beneficiary or others or otherwise act or refrain from acting;

                        (4) settle or compromise any portion of the Senior Indebtedness or any other obligations of any Person evidenced or secured by the Senior Loan Documents, any security therefor or any liability incurred directly or indirectly in respect thereto;

                        (5) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of Borrower or Beneficiary to Senior Lender regardless of what liability or liabilities of Borrower or Beneficiary remain unpaid or unperformed; and/or

                        (6) consent to or waive any breach of, or any act, omission or default under, any of the Senior Loan Documents, or otherwise amend, modify or supplement any of the Senior
                   Loan Documents or any other instruments or agreements executed and delivered in connection therewith or otherwise relating thereto.

              (b) The benefits and burdens of this Agreement are transferable to any person to whom Senior Lender may transfer the Senior Loan Documents.

              (c) Until the Senior Indebtedness is repaid in full, Prime hereby releases any claim to rents, extraordinary payments with respect to any lease, insurance proceeds and/or condemnation awards and all other Funds and Special Service Payments (each of which if received shall be held and delivered in accordance with Section 4). Insurance proceeds or condemnation awards shall be applied as provided in the Senior Mortgage and, to the extent applicable, the Lock Box Agreement. Prime further agrees that, in the event of a casualty to the Property or a condemnation or taking under a power of eminent domain, all adjustments of insurance claims, condemnation claims and settlements of insurance claims, condemnation claims and settlements in anticipation of such condemnation or taking shall be prosecuted, at Senior Lender's election, by Senior Lender and all payments and settlements of insurance claims or condemnation awards or payments in anticipation of condemnation or a taking shall be paid to Senior Lender, to the extent provided for in the Senior Loan Documents, Prime hereby agreeing that its interest in any such proceeds is junior to the rights of Senior Lender therein and that Prime shall have no right to participate in any such adjustment process, payment or settlement unless and until the Senior Indebtedness is paid in full.

              (d) Prime will not permit any amendment of the Junior Loan Documents without the prior written consent of Senior Lender.

              (e) Prime will not transfer or assign, either outright or as security for any obligation, any of its powers, rights or interests in the Junior Loan Documents, without the prior written consent of Senior Lender.

27.      REPRESENTATIONS OF PRIME.
         -------------------------

         Prime hereby makes the following representations and warranties to Senior Lender as of the date hereof (but only with respect to itself):

              (a) Prime has the power, authority and legal right to execute, deliver and perform this Agreement. This Agreement has been duly authorized by all necessary action of Prime, duly executed and delivered by Prime and constitutes valid and binding obligations of Prime enforceable against Prime in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

              (b) Neither the execution, delivery or performance by Prime of this Agreement nor compliance by it with the terms and provisions hereof, (i) will contravene any provision of any applicable law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of Prime pursuant to the terms of any material indenture, mortgage, deed of trust, credit agreement, loan agreement, partnership agreement or any other material agreement, contact or instrument to which Prime is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the organizational documents of Prime.

              (c) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the date hereof), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with,
         (i) the execution, delivery and performance by Prime of this Agreement or (ii) the legality, validity, binding effect or enforceability of this Agreement with respect to Prime.

              (d) Prime entered into the transactions contemplated by the Junior Loan Documents and this Agreement without reliance upon any information or advice from Senior Lender. Prime made its own underwriting analysis in connection with the Junior Indebtedness, its own credit review of Borrower and Beneficiary and investigated all matters pertinent, in Prime's judgment, to its determination to make the Junior Indebtedness to Borrower and to execute and deliver the Junior Loan Documents.

              (e) Neither Prime nor any of Prime's Affiliates (i) is or will become an "employee benefit plan" (as defined in Section 3(3) of and governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) or (ii) is or will be engaging in this transaction directly on behalf of an "employee benefit plan" as defined therein; unless, if Prime or Prime's affiliates or principals are such a plan governed by ERISA, this Agreement and the performance of Prime's obligations hereunder will not result in, a "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended).

It shall not be a breach of any of the representations and warranties made in this Section 27 if the breach or inaccuracy thereof will not materially or adversely affect the obligations of the warranting party under this Agreement or its ability to perform such obligations.

28.      SENIOR LENDER REPRESENTATIONS.
         ------------------------------

         Senior Lender hereby makes the following representations and warranties to Prime as of the date hereof:

              (a) Senior Lender has the power, authority and legal right to execute, deliver and perform this Agreement. This Agreement has been duly authorized by all necessary action of Senior Lender, duly executed and delivered by Senior Lender and constitutes valid and binding obligations of Senior Lender enforceable against Senior Lender in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

              (b) Neither the execution, delivery or performance by Senior Lender of this Agreement nor compliance by it with the terms and provisions hereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of Senior Lender pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement, partnership agreement or any other agreement, contact or instrument to which Senior Lender is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the organizational documents of Senior Lender.

              (c) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the date hereof), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with,
         (i) the execution, delivery and performance by Senior Lender of this Agreement or (ii) the legality, validity, binding effect or enforceability of this Agreement with respect to Senior Lender.

29.      NATURE OF RELATIONSHIP.
         -----------------------

         Senior Lender and Prime intend that the relationship between them created by the Prime Documents is of senior lender and junior lender and not that of lender and borrower, joint venturers or tenants in common. Senior Lender and Prime shall file all future federal and state income tax returns in a manner consistent with the foregoing.

30.      GOVERNING LAW.
         --------------

         This Agreement will be construed in accordance with the internal laws of the State of Illinois without regard to principles of conflicts of laws.

31.      NOTICE.
         -------

         Any notice, demand, request, statement or consent made hereunder shall be in writing, signed by the party giving such notice, request, demand, statement, or consent, and shall be (a) delivered personally, (b) delivered to a reputable overnight delivery service providing a receipt (c) deposited in the United States mail, postage prepaid and registered or certified mail, return receipt requested, or (d) sent by facsimile, provided a copy of such facsimile is also delivered in accordance with (a), (b) or (c) above, at the address or facsimile number set forth below or to such other address or facsimile number within the continental United States of America as may have theretofore been designated in writing. The effective date of any notice given as provided in this Section shall be the date of personal service, one (1) business day after delivery to such overnight delivery service, or three (3) business days after being deposited in the United States mail, whichever is applicable. For purposes hereof, the addresses and phone numbers are as follows:

                  If to Senior Lender:

                        Connecticut General Life Insurance Company
                        c/o CIGNA Investments, Inc.
                        900 Cottage Grove Road
                        Hartford, Connecticut  06152-2319
                        Attn:    Investment Services, S-319
                        Fax:     (860) 726-6328

                  with a copy to:

                        CIGNA Corporation
                        Investment Law Department
                        Mortgage and Real Estate Group
                        900 Cottage Grove Road
                        Hartford, Connecticut  06152-2215
                        Attn:    Real Estate Division, S-215A
                        Fax:     (860) 726-8446

                  with a copy to:

                        Goldberg, Kohn, Bell, Black,
                        Rosenbloom & Moritz, Ltd.
                        55 East Monroe Street
                        Suite 3700
                        Chicago, Illinois  60603
                        Attn:    Stephen B. Bell
                        Fax:     (312) 332-2196

                  If to Prime:

                        Prime Group Realty, L.P.
                        77 West Wacker Drive
                        Suite 3900
                        Chicago, IL  60601
                        Attn:    Jeffrey Patterson
                        Fax:     (312) 917-4230

                  with a copy to:

                        Winston & Strawn
                        35 West Wacker Drive
                        Chicago, IL  60601
                        Attn:    Wayne D. Boberg, Esq.
                        Fax.:    (312) 558-5700

32.      WAIVER.
         -------

         Any term, condition or provision of this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof.

33.      BINDING AGREEMENT.
         ------------------

         This Agreement shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to (a) permit the assignment of either party's rights or obligations hereunder except as provided in Section 36 hereof or (b) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto.

34.      CONSTRUCTION.
         -------------

         Whenever the context hereof so requires, reference to the singular shall include the plural and the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general, but shall be construed as cumulative of the general recitation. The headings contained in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

35.      SEVERABILITY.
         -------------

         If any clause or provision of this Agreement is held to be illegal, invalid or unenforceable under any law applicable to the terms hereof, then the remainder of this Agreement shall not be affected thereby, and in lieu of each such clause or provision of this Agreement that is illegal, invalid or unenforceable, such clause or provision shall be judicially construed and interpreted to be as similar in substance and content to such illegal, invalid or unenforceable clause or provision, as the context thereof would reasonably suggest, so as to thereafter be legal, valid and enforceable.

36.      COUNTERPARTS.
         -------------

         To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures and acknowledgments of each of the parties hereto.

37.      NO OTHER AGREEMENTS.
         --------------------

         Other than as set forth in the Prime Documents and in the documents delivered pursuant to this Agreement, and the other Prime Documents, this agreement represents the final agreement between the parties with respect to the transaction contemplated herein, supersedes any and all prior discussions and agreements (written or oral) between Prime and Senior Lender with respect to the transaction contemplated herein, the Property and the Junior Loan Documents and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

38.      TIME OF THE ESSENCE.
         --------------------

         Time is of the essence in the execution and performance of this Agreement and of each provision hereof.

39.      RULE OF CONSTRUCTION.
         ---------------------

         The parties acknowledge that each party and its counsel has reviewed this Agreement, and the parties hereby agree that normal rules of construct to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto.

40.      SATURDAY, SUNDAY OR LEGAL HOLIDAY.
         ----------------------------------

         If any date set forth in this Agreement for the performance of any obligation by Prime or Senior Lender or for the delivery of any document or notice should be on other than a Business Day, the compliance with such obligation or delivery shall be deemed acceptable on the next following Business Day. For purposes of this Agreement, the term "Business Day" shall mean any day on which banks and federal savings associations in Illinois are generally open.

41.      AMENDMENTS.
         -----------

         This Agreement shall not be amended except by a writing signed on behalf of all of the parties to this Agreement.

42.      NO THIRD PARTY BENEFICIARIES; NO RELATIONSHIP.
         ----------------------------------------------

         No person or entity not a party to this Agreement shall have any third party beneficiary claim or other right hereunder or with respect thereto. This Agreement shall not establish any fiduciary, joint venture, partnership or similar relationship between Prime and Senior Lender.

43.      EXHIBITS.
         ---------

         Each exhibit referred to in this Agreement is attached hereto and each such exhibit is hereby incorporated by reference and made a part hereof as if fully set forth herein.

44.      JURY WAIVER; VENUE.
         -------------------

         PRIME   AND  SENIOR  LENDER  DO  HEREBY   KNOWINGLY,   VOLUNTARILY  AND
INTENTIONALLY WAIVE THEIR RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS
AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ANY ACTION OF ANY PARTY ARISING OUT OF OR RELATED IN ANY MANNER TO THIS AGREEMENT, THE SENIOR LOAN, THE JUNIOR LOAN, THE SENIOR LOAN DOCUMENTS, THE JUNIOR LOAN DOCUMENTS, OR THE PROPERTY (INCLUDING WITHOUT LIMITATION, ANY ACTION TO RESCIND

OR CANCEL THIS AGREEMENT AND ANY CLAIMS OR DEFENSES ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE) (COLLECTIVELY, AN "ACTION"). THIS WAIVER IS A MATERIAL INDUCEMENT FOR PRIME AND SENIOR LENDER TO ENTER INTO THIS AGREEMENT AND SHALL SURVIVE THE CLOSING OR ANY TERMINATION OF THIS AGREEMENT. PRIME AND SENIOR LENDER HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT LOCATED IN COOK COUNTY, ILLINOIS IN ANY ACTION AND EACH PARTY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION MAY BE HEARD AND DETERMINED BY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

45.      ASSIGNMENT.
         -----------

         Prime may not assign this Agreement or any right, liability, or obligation hereunder without the prior written consent of Senior Lender, which may be withheld in Senior Lender's absolute discretion. Senior Lender may transfer, by assignment, participation or otherwise, the Senior Loan Documents, or any interest therein and any or all of its right, liabilities, or obligations under the Prime Documents to any one or more of its Affiliates, separate accounts, nominees and subsidiaries or to any other person or entity.

46.      ATTORNEYS' FEES.
         ----------------

         References to attorneys' fees or the like in this Agreement and in any of the other Prime Documents shall include (a) the reasonable fees charged by attorneys who are employees of Senior Lender or any of its Affiliates and (b) reasonable attorneys' fees incurred in any trial and appellate proceedings.

47.      PRIME EXCULPATION.
         ------------------

         Notwithstanding any provision contained in this Intercreditor Agreement, Prime shall have no personal liability for the performance of its obligations hereunder (including without limitation the obligation to pay off the Senior Interest under Section 6 hereof). In the event of a default by Prime, Senior Lender shall nonetheless be entitled to exercise all remedies available under the Prime Documents against the Property, the Gross Revenues and other security as are set forth therein or as may otherwise be available under law. The foregoing shall not be construed to limit the personal liability of Prime under the Recourse Indemnity Agreement, the Environmental Indemnification Agreement, the Blocked Accounts Agreement and any other document now or hereafter delivered by Prime which does not expressly exculpate Prime from such liability.

48.      SENIOR LENDER EXCULPATION.
         --------------------------

         Notwithstanding any provision contained in this Agreement or the other Prime Documents to the contrary, the obligations of Senior Lender under this Intercreditor Agreement and the Prime Documents shall be enforceable only against the interest of Senior Lender in the Senior Loan Documents as such interest may exist from time to time.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                       PRIME GROUP  REALTY,  L.P.,  a
                                       Delaware  limited  partnership

                                       By   PRIME GROUP REALTY TRUST, a
                                            Maryland real estate investment
                                            trust, its managing general partner

                                            By  \s\ Jeffery A. Patterson
                                                --------------------------------
                                            Its Executive Vice President
                                                --------------------------------

                                       CONNECTICUT GENERAL LIFE INSURANCE
                                       COMPANY, a Connecticut corporation

                                       By   CIGNA INVESTMENTS, INC., a Delaware
                                            corporation, its authorized agent

                                            By  \s\ Patrick H. Thompson
                                                --------------------------------
                                            Its Vice President
                                                --------------------------------

                                   SCHEDULE 1

                                  DEFINED TERMS
                                  -------------

1. "ACCRUED OBLIGATIONS" shall mean all accrued and unpaid Monthly Secondary Payments, Default Interest, all outstanding Late Charges, Collection Costs, Administrative Charges and all accrued obligations under the Recourse Indemnity Agreement and the Environmental Indemnification Agreement.

2. "ADMINISTRATIVE COSTS" shall have the meaning set forth in Section 19(b) of this Agreement.

3. "AFFILIATE" shall mean with respect to any person: any individual related by blood or marriage to such person or any person controlling, controlled by or under common control with such person ("control" and forms of the word mean (i) the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise; and
     (ii) the ownership or beneficial ownership of equity interests, directly or indirectly, representing fifty percent or more ownership (on a fully diluted basis) in a person or rights, warrants, or options to purchase such ownership (whether or not currently exercisable)).

4.   "APPLIED  AMOUNT"  shall  have  the  meaning  set  forth  in the  Lock  Box
     Agreement.

5.   "BENEFICIAL INTEREST" shall mean the beneficial interest in the Fee Owner.

6. "BENEFICIARY" shall mean Continental Towers Associates-I, L.P. an Illinois limited partnership, and any successor beneficiary of either Fee Owner.

7. "BLOCKED ACCOUNTS" means collectively the Re-Leasing Account and the Capital Improvement Account created and maintained pursuant to the Blocked Accounts Agreement.

8. "BLOCKED ACCOUNTS AGREEMENT" means that certain Subordinate Lender's Blocked Accounts Agreement of even date herewith among Lock Box Bank, Senior Lender, Prime and JTD.

9.   "BORROWER" means collectively the Fee Owners.

10.  "CAPITAL COSTS" shall have the meaning set forth in the Senior Mortgage.

11.  "CAPITAL LOANS" shall have the meaning set forth in the 1998 Agreement.

12.  "CLOSING" shall mean the date of disbursement of the Senior Loan.

13. "CLOSED PERIOD" shall mean the period commencing on the date hereof and ending on April 30, 2000.

14. "COLLATERAL" means all present and future assets of Borrower and Beneficiary, including all of Borrower's and Beneficiary's personal property and real estate, including, to the extent any Borrower has interest therein, the Lock Box Accounts.

15. "COLLECTION COSTS" shall have the meaning set forth in Section 19(d) of this Agreement.

16. "CURE NOTICE" shall have the meaning set forth in Section 17(a)(ii) of this Agreement.

17. "DEED IN LIEU NOTICE" shall have the meaning set forth in Section 26 of this Agreement.

18. "DEFAULT CHARGES" shall mean collectively all Prime Interest, Default Interest, Late Charges, Protective Advances and Collection Costs payable under this Agreement or any of the other Prime Documents.

19. "DEFAULT INTEREST" shall have the meaning set forth in Section 19 of this Agreement.

20. "DEFAULT RATE" shall mean an annual rate of 11.22% calculated on the basis of a 360 day year.

21. "DEFAULT SALE NOTICE" shall have the meaning set forth in Section 9 of this Agreement.

22.  "DEFERRED INTEREST" shall have the meaning set forth in the Senior Note.

23.  "DEFERRED PAYMENTS" shall have the meaning set forth in the Senior Note.

24. "EASEMENTS" shall have the meaning set forth in Section 15 of this Agreement.

25. "ENFORCEMENT ACTION" means the commencement of the exercise of any default or other contract remedies against Borrower, Beneficiary or both, including, without limitation, the commencement of any litigation or proceeding, including the commencement of any foreclosure proceeding, the exercise of any power of sale, the sale by advertisement, the taking of a deed or assignment in lieu of foreclosure, the obtaining of a receiver or the taking of any other enforcement action against, or the taking of possession or control of, any of the Property, but specifically excludes Borrower, Beneficiary or both, the assertion or enforcement of any right of Prime to receive payment from proceeds of a foreclosure sale of the Property incident to foreclosure of the liens or security interests of the Senior Loan Documents which may remain after payment of costs and expenses of such foreclosure and payment and satisfaction in full of the Senior Indebtedness, and the filing of claims in any Insolvency Proceeding as may be required to protect and preserve the right of Prime or Senior Lender to participate in such Insolvency Proceeding as creditor and to participate in distributions of assets of Borrower in said Insolvency Proceeding with respect to the Junior Indebtedness or the Senior Indebtedness, as
     applicable, but subject in all respects to the rights of Senior Lender under and as provided in this Agreement and without in any way impairing or affecting the right of Senior Lender to require Prime to perform and observe their respective covenants, undertakings and agreements of Prime under and as provided in this Agreement.

26. "ENVIRONMENTAL INDEMNIFICATION AGREEMENT" shall mean the Environmental Indemnification Agreement of even date herewith executed by Prime in respect of the Property.

27. "ESCROW DEPOSITS" shall mean all deposits required under the Blocked Accounts Agreement.

28. "EVENT OF DEFAULT" shall have the meaning set forth in Section 17 of this Agreement.

29. "EXCESS AMOUNT" shall have the meaning set forth in Section 9 of this Agreement.

30. "EXTRAORDINARY PAYMENT" shall have the meaning set forth in the Management Agreement.

31. "FEE OWNERS" shall mean the two land trusts identified as Trust 40935 and Trust 5602 in EXHIBIT 43 or any successor owner of any interest in the fee title to the Property.

32. "FINAL PAYOFF DATE" shall have the meaning set forth in Section 6 of this Agreement.

33. "FUNDS" shall mean all Gross Revenues, and all other revenues relating to the Property including lease termination payments, advance rental payments, Net Proceeds and Special Service Payments.

34. "GENERAL PARTNER" shall mean CTA Partner, L.L.C., a Delaware limited liability company, or other holder of a general partnership interest or other managing interest in Beneficiary.

35.  "GROSS REVENUES" shall have the meaning set forth in the Senior Note.

36. "INSOLVENCY PROCEEDING" means any proceeding under Title 11 of the United States Code (11 U.S.C. Sec. 101 et. seq.) or any other insolvency, liquidation, reorganization or other similar proceeding concerning Borrower, any action for the dissolution of Borrower, any proceeding
     (judicial or otherwise) concerning the application of the assets of Borrower, for the benefit of its creditors, the appointment of or any proceeding seeking the appointment of a trustee, receiver or other similar custodian for all or any substantial part of the assets of Borrower or any other action concerning the adjustment of the debts of Borrower.

37.  "INTEREST" shall have the meaning set forth in the Senior Note.

38.  "INTEREST RATE" shall have the meaning set forth in the Senior Note.

39. "JTD" means Julian, Toft & Downey, Incorporated or such other entity designated by Senior Lender to perform the functions of JTD in connection with the Loan Documents, this Intercreditor Agreement and the other Prime Documents.

40. "JUNIOR INDEBTEDNESS" means all principal, interest, default interest, prepayment premium, collection costs and other amounts outstanding from time to time under the Junior Loan Documents.

41. "JUNIOR LOAN" means the loan evidenced and secured by the Junior Loan Documents.

42.  "JUNIOR LOAN AGREEMENT" shall have the meaning set forth in EXHIBIT 1-43.

43. "JUNIOR LOAN DOCUMENTS" means the documents listed on EXHIBIT 1-43, as amended from time to time subject to the limitations set forth in this Agreement.

44. "JUNIOR SECURITY" shall mean all real and personal property at any times pledged to Senior Holder to secure the performance by Prime of its obligations under the Prime Security Documents.

45. "LATE CHARGE" shall have the meaning set forth in Section 19(a) of this Agreement.

46. "LOCK BOX ACCOUNT" means the deposit account in the name of Senior Lender established pursuant to the Lock Box Agreement at Lock Box Bank into which all rent and other revenues of the Property will be deposited.

47. "LOCK BOX ACCOUNTS" means collectively the Lock Box Account, Real Estate Tax Escrow Account and the Working Capital Account created and maintained under the Lock Box Agreement.

48. "LOCK BOX AGREEMENT" means the Lock Box Agreement of even date herewith among Lock Box Bank, Senior Lender, Borrower, Beneficiary, Manager and JTD.

49. "LOCK BOX BANK" means LaSalle National Bank or any successor thereto or assignee thereof under the Lock Box Agreement or Blocked Accounts Agreement and any bank serving similar functions under any replacement of either or both such agreements.

50. "MANAGEMENT AGREEMENT" shall mean the Management Agreement dated December 12, 1997 among Beneficiary and Manager, together with the Agreement Pertaining to Management Agreement of even date herewith among Manager, Beneficiary, and Senior Lender.

51. "MANAGER" shall mean Prime Group Realty Services, Inc., a Delaware corporation, or the manager approved by Senior Lender.

52. "MEMBER" shall mean Richard S. Curto and his spouse or other holder of an equity interest in General Partner.

53.  "MINIMUM PAYMENT" shall have the meaning set forth in the Senior Note.

54. "MONTHLY OPERATING REPORT" shall have the meaning set forth in the Management Agreement.

55. "MONTHLY SECONDARY PAYMENT" shall have the meaning set forth in Section 5 of this Agreement.

56. "NECESSARY CAPITAL EXPENDITURES" shall mean such capital expenditures as are reasonably determined by Senior Lender to be necessary to maintain the Property in first class condition. including without limitation Re-Leasing Costs and Capital Costs.

57. "NET PROCEEDS" shall mean all insurance proceeds and eminent domain compensation and awards attributable to the Property which are not used to repair or restore the Property pursuant to the Senior Loan Documents.

58.  "OUTSTANDING BALANCE" shall have the meaning set forth in the Senior Note.

59. "PARTNER LOANS" shall mean any "Partner Loans" as referred to in the Junior Loan Agreement.

60. "PAYOFF AMOUNT" shall mean the aggregate of the Outstanding Balance and Accrued Obligations.

61.  "PERSON"  means  any  natural  person,   corporation,   firm,  association,
     government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

62.  "PLAZA REPAIRS" shall have the meaning set forth in the Senior Mortgage.

63.  "PREPAYMENT PREMIUM" shall have the meaning set forth in the Senior Note.

64. "PRIME" means Prime and any subsequent holder of any interest in the Junior Loan or the Junior Loan Documents.

65. "PRIME DOCUMENTS" shall mean this Agreement; the Blocked Accounts Agreement; the Recourse Indemnity Agreement; the Environmental Indemnification Agreement; the Collateral Assignment of Loan Documents of even date herewith executed by Prime in favor of Senior Lender; and such all other documents executed by Prime or its Affiliates and delivered to Senior Lender in connection herewith and therewith, including all documents securing or perfecting security for Prime's obligations hereunder and thereunder.

66. "PRIME INTEREST" shall mean all interest, including Default Interest, imposed under any of the Prime Documents.

67. "PROPERTY" means the real estate commonly known as Continental Towers, Rolling Meadows, Illinois which is legally described on EXHIBIT 1-67 and all improvements now or hereafter located thereon and all appurtenances thereto.

68. "PROTECTIVE ADVANCES" shall have the meaning set forth in Section 19(c) of this Agreement.

69. "RECOURSE INDEMNITY AGREEMENT" shall mean that certain Recourse Indemnity Agreement of even date herewith delivered by Prime to Senior Lender.

70. "RELEASE ACTIONS" shall mean (i) execution of instruments of release or terminations, as appropriate, of the Senior Loan Documents and Prime Documents and (ii) release or transfer of all cash security for the Senior Loan Documents and Prime Documents, except the Environmental Indemnification Agreement shall not be released or terminated but shall instead survive the performance of the Release Actions.

71.  "RE-LEASING COSTS" shall have the meaning set forth in the Senior Mortgage.

72. "RENT ROLL" shall mean a rent roll on the form previously submitted to and approved by Senior Lender.

73. "REQUIRED CAPITAL IMPROVEMENTS" shall have the meaning set forth in the Senior Mortgage.

73A. "RESET AMENDMENT" shall have the meaning set forth in Section 7 of this Agreement.

74. "RESET AMORTIZATION SCHEDULE" shall have the meaning set forth in Section 7 of this Agreement.

75. "RESET NOTICE" shall have the meaning set forth in Section 7 of this Agreement.

76. "RESET PERIOD" shall have the meaning set forth in Section 7 of this Agreement.

77.  "RESET/PAYOFF DATE" shall mean May 1, 2005.

78. "RESET RESPONSE" shall have the meaning set forth in Section 7 of this Agreement.

79. "RESET SCHEDULED PAYMENT" shall mean the fixed level payment required to amortize the Outstanding Balance in accordance with the Reset Amortization Schedule at the Reset Interest Rate.

80. "RESET SECONDARY PAYMENT AMOUNT" shall mean the excess of Reset Scheduled Payment over Minimum Payments due during the Reset Term.

81. "RESET TERMS" shall have the meaning set forth in Section 7 of this Agreement.

82. "SCHEDULED PAYMENT" shall mean $540,656.41 per month (being the sum of the Minimum Payment and the Monthly Secondary Payment) which is an amount sufficient to amortize the Senior Loan over a period of 25 years at the Interest Rate.

83. "SECURITY" shall mean all real and personal property, tangible and intangible, in which security interests have been granted as security for the Senior Loan or Prime's obligations under this Intercreditor Agreement.

84.  "SENIOR   ACCELERATION"   shall  mean  the   acceleration   of  the  Senior
     Indebtedness following a Senior Event of Default.

85. "SENIOR DEFAULT" means the failure by Borrower to pay Senior Lender any amount when due under the Senior Loan Documents or the occurrence or existence of any other event or circumstance which, with the passage of time or the giving of notice, or both, would constitute a Senior Event of Default.

86. "SENIOR DEFAULT CHARGES" shall mean all late charges and default in interest, collection charges, administrative charges or the like arising under the Senior Loan Documents, including Default Interest as defined in the Senior Note.

87. "SENIOR EVENT OF DEFAULT" means an "EVENT OF DEFAULT" as defined in any of the Senior Loan Documents.

88. "SENIOR INDEBTEDNESS" means all principal, interest, default interest, prepayment premium, collection costs and other amounts outstanding from time to time under the Senior Loan Documents.

89.  "SENIOR LOAN" shall have the meaning set forth in the Senior Note.

90. "SENIOR LOAN DOCUMENTS" means the documents listed on EXHIBIT 1-90, as amended from time to time subject to the limitations set forth in the Agreement.

91.  "SENIOR MORTGAGE" shall have the meaning set forth in EXHIBIT 1-90.

92.  "SENIOR NOTE" shall have the meaning set forth in EXHIBIT 1-90.

93. "SPECIAL SERVICE PAYMENTS" shall have the meaning set forth in the Management Agreement.

94. "SNDAS" shall mean Subordination, Non-Disturbance and Attornment Agreements with tenants of the Property on a form previously approved by Senior Lender with such changes as are reasonably acceptable to Senior Lender.

95. "TAX INDEMNITY AGREEMENT" shall mean that certain Tax Indemnity Agreement dated November 17, 1997 among Prime, Roland E. Casati and Richard A. Heise.

96. "TENANT ESTOPPELS" shall mean Tenant Estoppel Certificates from tenants of the Property on a form previously approved by Senior Lender with such changes as are reasonably acceptable to Senior Lender.

97. "TERM" shall mean the period from the date hereof through and including the Final Payoff Date.

98. "TIA PERIODIC PAYMENTS" shall mean the payments to be made after the date hereof by Roland E. Casati and Richard A. Heise pursuant to Sections 11 and 12 of the Tax Indemnity Agreement.

99. "TRANSFER ACTIONS" shall mean (i) execution of instruments of transfer and endorsements, as appropriate, of the Senior Loan Documents and the Senior Lender's title policy, in all cases without recourse, (ii) transfer to Prime of all balances in the Blocked Accounts, and (iii) execution of instruments of termination of this Agreement and the other Prime Documents, except the Environmental Indemnification Agreement shall not be terminated but shall instead survive the performance of the Transfer Actions. In connection with the performance of the Transfer Actions, Senior Lender will be obligated to warrant only that it has not encumbered or transferred the Senior Loan Documents.

100. "WIRE TRANSFER" shall mean transfer of immediately available funds by federal wire to an account designated by the recipient in a written notice to the transferor.

101. "1998 AGREEMENT" shall have the meaning set forth in Exhibit 1-43.

                                    EXHIBIT 7

                            RESET RECOURSE LIABILITY
                            ------------------------

                  In the event that the Reset  Terms are  accepted  pursuant  to
Section 7, the Recourse Indemnity Agreement will be modified as follows and re-executed by Prime:

                  (i)   The  "CONTROL  PERIOD" will commence on the Reset/Payoff
         Date.

                  (ii) The starting balance of the "REMAINING DEFICIENCY AMOUNT" shall equal the product of the number of months in the Reset Period times the Monthly Secondary Payment due during the Reset Period.

                  (iii) The dollar amount set forth in Section 2(n) of the Recourse Indemnity Agreement shall be the Reset Scheduled Payment minus $466,667.

The original Recourse Indemnity Agreement will remain in effect with respect to any event or occurrence which occurred prior to the Reset/Purchase Date.

                                   EXHIBIT 15

                              PRELIMINARY SITE PLAN
                              ---------------------


                               [Exhibit Omitted]

                                  EXHIBIT 1-43

                              JUNIOR LOAN DOCUMENTS
                              ---------------------

                  1. Loan Modification and Amended and Restated Loan Agreement dated as of June 1, 1995 (as amended, the "JUNIOR LOAN AGREEMENT"), by and among American National Bank and Trust Company of Chicago, not personally, but as Trustee of Trust No. 40935 ("TRUST 40935"), Continental Towers Associates
-  I  ("CTA"),  Roland  E.  Casati  ("CASATI"),   Richard  E.  Heise  ("HEISE"),
Casati-Heise Partnership ("C/H") and General Electric Capital Corporation ("GECC"), which was recorded in the office of the Recorder of Deeds, Cook County, Illinois ("RECORDER'S OFFICE") on August 17, 1995 as Doc. No. 95545031.

                  2. First Amendment to Loan Modification and Amended and Restated Loan Agreement by and among Trust 40935, CTA, Casati, Heise, C/H and GECC, which was recorded in the Recorder's Office on December 17, 1997 as Document No. 97947240.

                  3. Amended and Restated First Mortgage dated as of December 1, 1991 from Trust 40935 and joined in by C/H to GECC and recorded in the Recorder's Office as Document No. 92001888, as amended by the First Amendment and the Second Amendment (together with the Supplemental Mortgage and as either has been amended, the "JUNIOR MORTGAGE").

                  4. Assignment of Leases and Rents dated as of December 1, 1991, from Trust 40935 and joined in by C/H to GECC and recorded in the Recorder's Office as Document 92001889, as amended by the First Amendment and the Second Amendment.

                  5. First Amendatory Agreement dated as of April 30, 1993 (the "FIRST AMENDMENT") executed and delivered by and among the Parties, which First Amendment was duly filed for record and recorded in the Recorder's Office as Document No. 93-434372 on June 9, 1993.

                  6. Second Amendatory Agreement dated as of November 1, 1994 (the "SECOND AMENDMENT") executed and delivered by and among the Parties, which Second Amendment was duly filed for record and recorded in the Recorder's Office as Document No. 94084292, on December 30, 1994.

                  7. Supplemental First Mortgage and Security Agreement dated June 1, 1995, from First Bank, N.A. as successor trustee to National
Boulevard Bank of Chicago, not personally, but solely as Trustee of Trust No. 5602 ("TRUST 5602"), with joinder by CTA, in favor of GECC, which was recorded in the Recorder's Office on August 17, 1995 as Doc. No. 95545032 (the "SUPPLEMENTAL MORTGAGE").

                  8. 1997 Promissory Note ("1997 PROMISSORY NOTE") dated October 1, 1991 Amended and Restated as of the Effective Date December 12, 1997 in the amount of $163,103,099.24 made by Trust 40935 in favor of GECC.

                  9. Hazardous Substances Indemnity Agreement dated as of October 1, 1991, as amended by the Loan Agreement.

                  10.            All  UCC  financing   statements   executed  in
connection with any of the foregoing.

                  11. 1998 Agreement of even date herewith among Mortgagor, Beneficiary and Prime (the "1998 AGREEMENT").



                   AND ITEMS LISTED ON ATTACHED PAGES 3 AND 4

                                [Exhibit Omitted]

                                  EXHIBIT 1-67

                                LEGAL DESCRIPTION
                                -----------------

PARCEL 1

Lots 1 and 2 in Casati-Heise Subdivision, being a subdivision of part of the Northeast 1/4 of Section 17 and part of the Northwest 1/4 of Section 16, both in Township 41 North, Range 11 East of the Third Principal Meridian, in Cook County, Illinois according to the plat thereof recorded December 27, 1988 as Document Number 88-592766, in Cook County, Illinois.

PARCEL 2

Easements appurtenant to and for the benefit of Parcel 1 as created and granted and set forth in Easement Agreement dated as of September 23, 1977 recorded October 10, 1978 as Document Number 24662689 and as amended by Amendment to Easement Agreement dated as of May 15, 1980 recorded June 10, 1980 as Document Number 25482426 upon, over and under Parcels 1, 2 and 3 and over, upon and under portions of Lots 1 to 6, inclusive, in Heise's Subdivision, a subdivision of part of the Northwest 1/4 of Section 16, Township 41 North, Range 11, East of the Third Principal Meridian in Cook County, Illinois, according to the plat thereof recorded December 23, 1977 as Document 24119807 and also over, upon and under portions of that part of the Northeast 1/4 of Section 17 and part of the Northwest 1/4 of Section 16, Township 41 North, Range 11, East of the Third Principal Meridian, in Cook County, Illinois described as follows:

Commencing at the Northeast corner of the Northeast 1/4 of said Section 17; thence Southerly along the East line of said Northeast 1/4 of Section 17, 80.0 feet to the Southerly right-of-way of Golf Road (State Route 58), as dedicated and recorded September 24, 1929 as Document Numbers 10488005 and 10488006; thence South 89 degrees 08 minutes West along said Southerly right-of-way of Golf Road (State Route 58), 691.05 feet for a point of beginning; thence South 0 degrees 52 minutes East, 265.0 feet; thence South 89 degrees 08 minutes West parallel with said Southerly right-of-way Golf Road (State Route 58), 196.11 feet; thence North 0 degrees 27 minutes 20 seconds East parallel with the West line of Schwake's Subdivision, recorded August 11, 1970 as Document 21235091, now vacated 265.07 feet to said Southerly right-of-way of Golf Road (State Route
58); thence North 89 degrees 08 minutes East, along said Southerly right-of-way of Golf Road (State Route 58), 190.0 feet to the point of beginning, all in Cook County, Illinois, for the operation, maintenance, repairs, replacement, relocation and removal of a water supply line, sewer and other utilities, in Cook County, Illinois.

PARCEL 3

Easements appurtenant to and for the benefit of Parcel 1 as created and granted and set forth in Reciprocal Easement and Common Wall Agreement dated as of September 23, 1977 and recorded October 10, 1978 as Document Number 24662688, and as amended by Amendment thereto dated as of November 21, 1979 and recorded December 17, 1979 as Document Number 25284791 upon, over and under Parcels 1, 2 and 3 and over, and upon and under portions of that part of the Northeast 1/4 of
Section 17 and part of the Northwest 1/4 of Section 16, Township 41 North, Range 11, East of the Third Principal Meridian, in Cook County, Illinois described as follows:

Commencing at the Northeast corner of the Northeast 1/4 of said Section 17; thence Southerly along the East line of said Northeast 1/4 of Section 17, 80.0 feet to the Southerly right of way of Golf Road (State Route 58) as dedicated and recorded September 24, 1929, as Document 10488005 and 10488006; thence South 89 degrees 08 minutes West along said Southerly right of way of Golf Road (State Route 58), 691.05 feet for a point of beginning; thence South 0 degrees 52 minutes East, 265.0 feet; thence South 89 degrees 08 minutes West, parallel with said Southerly right of way of Golf Road (State Route 58) 196.11 feet; thence North 0 degrees 27 minutes 20 seconds East, parallel with the West line of Schwake's Subdivision recorded August 11, 1970 as Document 21235091, now vacated, 265.07 feet to said Southerly right of way of Golf Road (State Route
58) thence North 89 degrees 08 minutes East, along said Southerly right of way of Golf Road (State Route 58) 109.0 feet to the point of beginning, all in Cook County, Illinois, for operation, maintenance, repair, replacement, relocation and removal of a water supply line, sewers and other utilities, and for use of parking areas, roadways and walkways to provide ingress and egress for pedestrians, vehicles, and for water supply, sewers and common walls.

PARCEL 4

Lot 3 in Casati-Heise Subdivision, being a subdivision of part of the Northeast 1/4 of Section 17 and part of the Northwest 1/4 of Section 16, both in Township 41 North, Range 11, East of the Third Principal Meridian, according to the plat thereof recorded December 27, 1988 as Document 88592766, in Cook County, Illinois.

                                 EXHIBIT 1-90

                              SENIOR LOAN DOCUMENTS
                              ---------------------

1. Promissory Note of even date herewith from Fee Holder to the Mortgagee in the amount of $75,000,000.

2. 1998 Lock Box and Block Accounts Agreement of even date herewith, executed by Lock Box Bank, Fee Holder, Beneficiary, Manager, and Julian, Toft & Downey.

3. Agreement Pertaining to Management Agreement of even date herewith, executed by Beneficiary, Manager, and the Mortgagee.

4.   First Mortgage of even date herewith, from the Mortgagor to the Mortgagee.

5. Assignment of Rents and Leases of even date herewith, executed by the Mortgagor and the Mortgagee.

6.   UCC Financing Statements executed by Beneficiary.

7.   UCC Financing Statements executed by Mortgagor.

8. Borrower Parties Estoppel Certificate of even date herewith, executed by Fee Holder, Beneficiary, Casati, Heise, C/H Partnership, and Mortgagee.

9. Hazardous Substances Indemnity Agreement of even date herewith, executed by Beneficiary.

10. Certificate of Casati-Heise of even date herewith, executed by C/H Partnership and Junior Holder.

11. All other documents, agreements and instruments evidencing, securing or in any way relating to the Loan, together with all amendments thereto which may hereafter exist.





















                                      -1-